                                                                   EXHIBIT 10.31

                                Exhibit 10.31**
                                    Form Of
                           INDEMNIFICATION AGREEMENT

                                    BETWEEN

                              TELECORP PCS, INC.

                                      AND

                        ______________________________

                              TABLE OF CONTENTS


                                                                                                               Page
                                                                                                               ----
1.       Definitions.............................................................................................1

2.       Indemnification.........................................................................................2

         2.1      Indemnification in Third Party Actions.........................................................2

         2.2      Indemnification in Proceedings By or In the Name of the Company................................2

         2.3      Partial Indemnification........................................................................2

         2.4      Indemnification Hereunder Not Exclusive........................................................2

         2.5      Indemnification of Indemnified Costs of Successful Party.......................................3

         2.6      Indemnified Costs Advanced.....................................................................3

         2.7      Limitations on Indemnification.................................................................3

3.       Presumptions............................................................................................3

         3.1      Presumption Regarding Standard of Conduct......................................................3

         3.2      Determination of Right to Indemnification......................................................4

                  3.2.1    Burden................................................................................4

                  3.2.2    Standard..............................................................................4

4.       Other Agreements........................................................................................4

         4.1      Change in Control Event........................................................................4

         4.2      Maintenance of Liability Insurance.............................................................5

                  4.2.1    Affirmative Covenant of the Company...................................................5

                  4.2.2    Indemnitee Named as Insured...........................................................5

         4.3      Agreement to Serve.............................................................................5

         4.4      Effect of this Agreement on Employment Agreement...............................................5

         4.5      Nature of Rights; Separability.................................................................5

         4.6      Savings Clause.................................................................................5

         4.7      Repayment of Indemnified Costs.................................................................6

         4.8      Repayment......................................................................................6

5.       Indemnification Procedure...............................................................................6

         5.1      Notice.........................................................................................6

         5.2      Company Participation..........................................................................6

         5.3      Settlement.....................................................................................7


         5.4      Subrogation....................................................................................7

6.       Miscellaneous Provisions................................................................................7

         6.1      Amendments; Waivers............................................................................7

         6.2      Integration....................................................................................7

         6.3      Interpretation; Governing Law..................................................................7

         6.4      Headings.......................................................................................7

         6.5      Counterparts...................................................................................7

         6.6      Successors and Assigns.........................................................................7

         6.7      Expenses; Legal Fees...........................................................................7

         6.8      Representation by Counsel; Interpretation......................................................7

         6.9      Specific Performance...........................................................................8

         6.10     Time is of the Essence.........................................................................8

         6.11     Notices........................................................................................8

                              TELECORP PCS, INC.
                           INDEMNIFICATION AGREEMENT
                           -------------------------


          This Indemnification Agreement (this "Agreement") is made as of __________, 1999, by and between TeleCorp PCS, Inc., a Delaware corporation (the "Company"), and the individual whose name appears below the word "Indemnitee" on the signature page (the "Indemnitee"). In consideration of the services of the Indemnitee, and to induce the Indemnitee to continue to serve as a director and/or officer, the Company and the Indemnitee agree as follows:


                                R E C I T A L S

     A. The Indemnitee has agreed to serve as a director and/or officer of the Company and in such capacity will render valuable services to the Company.

     B. The Company has concluded that insurance and statutory indemnity provisions may provide inadequate protection to individuals requested to serve as its directors and officers.

     C. To induce and encourage the Indemnitee to serve as a director and/or officer of the Company, the Company's Board of Directors has decided that this Agreement is not only reasonable and prudent, but necessary, to promote and ensure the best interests of the Company and its stockholders.

                               1.   Definitions
                                    -----------
As used in this Agreement:

1.1 "Agent" means a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise that the Indemnitee served in any of such capacities at the request of the Company.

1.2 "Change in Control Event" means any of the following: (a) Approval by the stockholders of the Company of the dissolution or liquidation of the Company;

     (b) Consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not Subsidiaries or other affiliates of the Company (a "Business Combination"), unless (1) as a result of the Business Combination more than 50% of the outstanding voting power generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by holders of the Company's voting securities immediately before the Business Combination; and (2) no Person (excluding the Successor Entity or an Excluded Person) beneficially owns, directly or indirectly, more than 50% of the outstanding shares or the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and (3) at least 50% of the members of the board of directors of the entity resulting from the Business Combination were members of the Board of Directors at the time of the execution of the initial agreement, or of the action of the Board of Directors, providing for the Business Combination;

     (c) Any "Person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act other than an Excluded Person becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company, other than as a result of
(1) an acquisition directly from the Company, (2) an acquisition by the Company,
(3) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or a Successor Entity, or (4) an acquisition by an entity pursuant to a transaction which is expressly excluded under clause (b) above; or

     (d) During any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board of Directors cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new member of the Board of Directors was approved by a vote of at least three-fourths of the members of the Board of Directors then still in office who were members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board of Directors.

1.3 "Excluded Person" means (a) any person described in and satisfying the conditions of Rule 13d-1(b)(1) under the Exchange Act, (b) the Company, (c) an employee benefit plan (or related trust) sponsored or maintained by the Company or the Successor Entity, or (d) any person who is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of more than 10% of the outstanding shares of Common Stock at the time of adoption of this Plan (or any affiliate, successor or related party of or to any such person).

1.4 "Expenses" includes, but is not limited to, attorneys' fees, disbursements and retainers, accounting and witness fees, travel and deposition costs, expenses of investigations and amounts paid in settlement by or on behalf of the Indemnitee, and any expenses of establishing a right to indemnification pursuant to this Agreement, to the extent actually and reasonably incurred by the Indemnitee in connection with any Proceeding. "Expenses" does not include the amount of judgments, fines, penalties or ERISA excise taxes actually levied against the Indemnitee.

1.5 "Indemnified Costs" means all Expenses, judgments, fines, penalties and ERISA excise taxes actually and reasonably incurred by the Indemnitee in connection with the investigation, defense, appeal, or settlement of any Proceeding.

1.6 "Person" means an individual, corporation, partnership, limited liability company, association, joint stock company, business trust, unincorporated organization, or other legal entity.

1.7  A "Potential Change in Control Event" will be deemed to have occurred if:

     (a) the Company enters into an agreement or arrangement that would constitute a Change in Control Event if consummated;

     (b) any person (including the Company) publicly announces an intention to take or to consider taking actions that would constitute a Change in Control Event if consummated; or

     (c) the Board of Directors adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control Event has occurred.

1.8 "Proceeding" means any threatened, pending or completed action, suit or proceeding (including appeals thereof), whether brought by or in the name of the Company or otherwise and whether of a civil, criminal or administrative or investigative nature, in which the Indemnitee is or will be a party at the time because the Indemnitee is or was an Agent, whether or not the Indemnitee is serving in such capacity at the time any liability or Expense is incurred for which indemnification or reimbursement is to be provided under this Agreement.

                             2.   Indemnification
                                  ---------------

2.1  Indemnification in Third Party Actions.  The Company will indemnify the
     --------------------------------------
     Indemnitee if the Indemnitee becomes a party to, is threatened to be made a party to, is a witness or other participant in, or is otherwise involved in any Proceeding (other than a Proceeding by or in the name of the Company to procure a judgment in its favor), because the Indemnitee is or was an Agent, against all Indemnified Costs, to the fullest extent permitted by applicable law. Any settlement must be approved in writing by the Company.

2.2  Indemnification in Proceedings By or In the Name of the Company.  The
     ---------------------------------------------------------------
     Company will indemnify the Indemnitee if the Indemnitee is a party to, is threatened to be made a party to, is a witness or other participant in, or is otherwise involved in any Proceeding by or in the name of the Company to procure a judgment in its favor because the Indemnitee was or is an Agent of the Company against all Expenses in connection with the defense or settlement of the Proceeding, to the fullest extent permitted by applicable law.

2.3  Partial Indemnification.  If the Indemnitee is entitled under any provision
     -----------------------
     of this Agreement to indemnification by the Company for some or a portion of, but not the total amount of, the Indemnified Costs, the Company will nevertheless indemnify the Indemnitee for the portion of the Indemnified Costs to which the Indemnitee is entitled.

2.4  Indemnification Hereunder Not Exclusive.  The indemnification provided by
     ---------------------------------------
     this Agreement is not exclusive of any other rights to which the Indemnitee may be entitled under the Company's Certificate of Incorporation, the Bylaws, any agreement, any vote of stockholders or disinterested directors, applicable law, or otherwise, both as to action in the Indemnitee's official capacity and as to action in another capacity on behalf of the Company.

2.5  Indemnification of Indemnified Costs of Successful Party.  Notwithstanding
     --------------------------------------------------------
     any other provisions of this Agreement, to the extent that the Indemnitee has been successful in defense of any Proceeding or in defense of any claim, issue or matter in the Proceeding, on the merits or otherwise, including, but not limited to, the dismissal of a Proceeding without prejudice, the Indemnitee will be indemnified against all Indemnified Costs incurred in connection therewith to the fullest extent permitted by applicable law.

2.6  Indemnified Costs Advanced.  The Indemnified Costs incurred by the
     --------------------------
     Indemnitee in any Proceeding will be paid promptly by the Company in advance of the final disposition of the Proceeding at the written request of the Indemnitee to the fullest extent permitted by applicable law. The advances to be made will be paid by the Company to the Indemnitee within 30 days following delivery of the written request by Indemnitee to the Company, accompanied by substantiated documentation.

2.7  Limitations on Indemnification.  Notwithstanding anything to the contrary
     ------------------------------
     in this Agreement, the Company is not required to make payments to:

          (a) indemnify or advance Indemnified Costs with respect to Proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required under applicable law;

          (b) indemnify the Indemnitee for any Indemnified Costs for which payment is actually made to the Indemnitee under an insurance policy, except for any excess beyond the amount of payment under the policy;

          (c) indemnify the Indemnitee for any Indemnified Costs sustained in any Proceeding for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state or local law;

          (d) indemnify the Indemnitee for any Indemnified Costs resulting from Indemnitee's conduct that is finally adjudged by a court of competent jurisdiction to have been willful misconduct, knowingly fraudulent or deliberately dishonest; or

          (e) indemnify the Indemnitee if a court of competent jurisdiction finally determines that such payment is unlawful.

                               3.   Presumptions
                                    ------------

3.1  Presumption Regarding Standard of Conduct.  The Indemnitee will be
     -----------------------------------------
     conclusively presumed to have met the relevant standards of conduct as defined by applicable law for indemnification pursuant to this Agreement unless a determination that the Indemnitee has not met the relevant standards is made by (a) the Board of Directors of the Company by a majority vote of a quorum consisting of directors who are not parties to the Proceeding, (b) the stockholders of the Company by majority vote, or
     (c) in a written opinion by independent legal counsel, selection of whom has been made by the Company's Board of Directors and approved by the Indemnitee.

3.2  Determination of Right to Indemnification.
     -----------------------------------------

     3.2.1  Burden.  If a claim under this Agreement is not paid by the Company
            ------
     within 30 days of receipt of written notice, the right to indemnification as provided by this Agreement will be enforceable by the Indemnitee in any court of competent jurisdiction. The burden of proving by clear and convincing evidence that indemnification or advances are not appropriate will be on the Company. Neither the failure of the directors, stockholders, or independent legal counsel to have made a determination before the commencement of the action that indemnification or advances are proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the directors, stockholders or independent legal counsel that the Indemnitee has not met the applicable standard of conduct, will be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

     3.2.2  Standard.  The Indemnitee's Expenses incurred in connection with
             --------
     any Proceeding concerning the Indemnitee's right to indemnification or advances in whole or in part pursuant to this Agreement will also be indemnified by the Company regardless of the outcome of the Proceeding, unless a court of competent jurisdiction determines that each of the material assertions made by the Indemnitee in the Proceeding was not made in good faith or was frivolous.

                             4.   Other Agreements
                                  ----------------

4.1  Change in Control Event.  If there is a Change in Control Event or a
     -----------------------
     Potential Change in Control Event of the Company (other than a Change in Control Event or Potential Change in Control Event that has been approved by a majority of the Company's Board of Directors who were directors immediately before the Change in Control Event or Potential Change in Control Event), then with respect to all matters thereafter arising concerning the rights of the Indemnitee to be indemnified for Indemnified Costs, the Company will seek legal advice only from independent counsel selected by the Indemnitee, and reasonably satisfactory to the Company, and who has not otherwise performed other services for the Company or the Indemnitee within the last three years ("Special Independent Counsel"). The Special Independent Counsel, among other things, will render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee would be permitted to be indemnified under applicable law. The Company will pay the reasonable fees and expenses of the Special Independent Counsel.

4.2  Maintenance of Liability Insurance.
     ----------------------------------

     4.2.1 Affirmative Covenant of the Company. While the Indemnitee continues
           -----------------------------------
     to serve as a director or officer of the Company, and thereafter while the Indemnitee is subject to any possible Proceeding, the Company will promptly obtain and maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable amounts from reputable insurers. The Company has no obligation, however, to obtain or maintain D&O Insurance if it determines in good faith that insurance is not reasonably available, the premium costs for insurance are disproportionate to the amount of coverage provided, the coverage provided by insurance is so limited by exclusions that it provides an insufficient benefit, or the Indemnitee is covered by similar insurance maintained by a subsidiary of the Company. If at the time it receives a notice a Proceeding has commenced the Company has D&O Insurance, the Company will give prompt notice of such commencement to the insurers as required by the respective policies. The Company will thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.

     4.2.2  Indemnitee Named as Insured.  In all D&O Insurance policies, the
            ---------------------------
     Indemnitee will be named as an insured in a manner that provides the Indemnitee the same rights and benefits accorded to the most favorably insured of the Company's directors and officers.

4.3  Agreement to Serve.  Indemnitee will serve or continue to serve as an Agent
     ------------------
     of the Company for so long as the Indemnitee is duly elected or appointed or until the Indemnitee voluntarily resigns. Indemnitee will give notice to the Company at least thirty (30) days before voluntarily resigning.


4.4  Effect of this Agreement on Employment Agreement.  Any present or future
     ------------------------------------------------
     employment agreement between the Indemnitee and the Company is not modified by this Agreement. Nothing contained in this Agreement creates in the Indemnitee any right of continued employment.

4.5  Nature of Rights; Separability.  The rights afforded to the Indemnitee by
     ------------------------------
     this Agreement are contract rights and may not be diminished, eliminated or otherwise affected by amendments to the Company's Certificate of Incorporation, Bylaws or agreements, including D&O Insurance policies. Each provision of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision of this Agreement is held to be invalid or unenforceable for any reason, the invalidity or unenforceability will not affect the validity or enforceability of the other provisions. To the extent required, any provision of this Agreement may be modified by a court of competent jurisdiction to preserve its validity and to provide the Indemnitee with the broadest possible indemnification permitted under applicable law.

4.6  Savings Clause.  If this Agreement or any portion of it is invalidated on
     --------------
     any ground by any court of competent jurisdiction, then the Company will nevertheless indemnify the Indemnitee as to Indemnified Costs with respect to any Proceeding to the full extent permitted by any applicable portion of this Agreement that is not invalidated, or by any applicable law.

4.7  Repayment of Indemnified Costs.  The Indemnitee will reimburse the Company
     ------------------------------
     for all Indemnified Costs paid by the Company in defending any Proceeding against the Indemnitee if and only to the extent that a court of competent jurisdiction finally decides that the Indemnitee is not entitled to be indemnified by the Company for such Indemnified Costs under the provisions of applicable law, the Company's Bylaws, Certificate of Incorporation, this Agreement, or otherwise. The Indemnitee will repay such amounts advanced only if, and to the extent that, it is ultimately determined that Indemnitee is not entitled to be indemnified for such Indemnified Costs by the Company pursuant to this Agreement.

4.8  Repayment.  The Indemnitee will promptly repay to the Company any amounts
     ---------
     paid to the Indemnitee pursuant to other rights of indemnification or under any insurance policy, to the extent those payments are duplicative of payments under this Agreement.

                        5.   Indemnification Procedure
                             -------------------------

5.1  Notice.  Promptly after receipt of notice that a Proceeding has commenced,
     ------
     the Indemnitee will, if a claim is to be made under this Agreement, notify the Company of that fact. The failure to notify the Company will not relieve it from any liability that it may have to the Indemnitee except to the extent of the Company's material damage resulting from such failure.

5.2  Company Participation.  The Company will be entitled to participate in any
     ---------------------
     Proceeding at its own expense and, except as otherwise provided below, to the extent that it may wish, the Company may assume the defense of any Proceeding for which indemnification is sought hereunder, with counsel reasonably satisfactory to the Indemnitee. After the Company notifies the Indemnitee of the Company's election to assume the defense of a

     Proceeding, during the Company's good faith active defense the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense of the Proceeding, other than reasonable costs of investigation or as otherwise provided below. The Indemnitee will have the right to employ the Indemnitee's counsel in any Proceeding, but the fees and expenses of the counsel incurred after the Company assumes the defense of the Proceeding will be at the expense of the Indemnitee, unless (a) the employment of counsel by the Indemnitee has been authorized by the Company,
     (b) the Indemnitee has reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of a Proceeding, or (c) the Company has not in fact employed counsel to assume the defense of a Proceeding. In each of the foregoing cases the fees and expenses of the Indemnitee's counsel will be at the expense of the Company. The Company will not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which the Indemnitee has made the conclusion that there may be a conflict of interest between the Company and the Indemnitee.

5.3  Settlement.  The Company will not settle or compromise any Proceeding in
     ----------
     any manner that would impose any penalty or limitation on the Indemnitee without the Indemnitee's consent. The Indemnitee will not settle or compromise any Proceeding without the Company's consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent or approval under this Agreement.

5.4  Subrogation.  If the Company pays Indemnified Costs, the Company will be
     -----------
     subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee against third parties. The Indemnitee will do all things reasonably necessary to secure such rights, including the execution of documents necessary to enable the Company effectively to bring suit to enforce such rights.

                         6.   Miscellaneous Provisions
                              ------------------------

6.1  Amendments; Waivers.  Amendments, waivers, consents and approvals under
     -------------------
     this Agreement must be in writing and designated as such. No failure or delay in exercising any right will be deemed a waiver of such right.

6.2  Integration.  This Agreement is the entire agreement between the parties
     -----------
     pertaining to its subject matter, and supersedes all prior agreements and understandings of the parties in connection with such subject matter.

6.3  Interpretation; Governing Law.  This Agreement is to be construed as a
     -----------------------------
     whole and in accordance with its fair meaning. This Agreement is to be interpreted in accordance with the laws of the State of Delaware relating to indemnification of Agents.

6.4  Headings.  Headings of Sections and subsections are for convenience only
     --------
     and are not a part of this Agreement.

6.5  Counterparts.  This Agreement may be signed in one or more counterparts,
     ------------
     all of which constitute one agreement.

6.6  Successors and Assigns.  This Agreement is binding upon and inures to the
     ----------------------
     benefit of each party and such party's respective heirs, personal representatives, successors and assigns. Nothing in this Agreement, express or implied, is intended to confer any rights or remedies upon any other person.

6.7  Expenses; Legal Fees.  Each party will pay its own expenses in the
     --------------------
     negotiation, preparation and performance of this Agreement. The prevailing party in any action relating to this Agreement will be entitled to reasonable legal fees, costs and expenses incurred in such action.

6.8  Representation by Counsel; Interpretation.  Each party acknowledges that it
     -----------------------------------------
     has been given an opportunity to be represented by counsel in connection with this Agreement. Any rule of law, including, but not limited to,
     Section 1654 of the California Civil Code, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it, has no application and is expressly waived.

6.9  Specific Performance.  The Company acknowledges that in view of the
     --------------------
     uniqueness of the matters contemplated by this Agreement, the Indemnitee would not have an adequate remedy at law for money damages if this Agreement is not being performed in accordance with its terms. The Company therefore agrees that the Indemnitee will be entitled to specific enforcement of the terms hereof in addition to any other remedy to which the Indemnitee may be entitled.

6.10 Time is of the Essence.  Time is of the essence in the performance of each
     ----------------------
     provision of this Agreement.

6.11 Notices.  Any notice to be given hereunder must be in writing and
     -------
     delivered as follows (or to another address designated in writing):

If to TeleCorp PCS, Inc.                        If to the Indemnitee:
- ------------------------                        ---------------------
1010 North Glebe Road, Suite 800                At the Indemnitee's most recent address on
Arlington, Virginia 22201                       the books and records of the Company
Attention:  Chief Financial Officer


            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

          The parties have signed this Agreement as of the date on page one.

                              INDEMNITEE


                              ________________________________________
                              Print Name:_____________________________

                              TELECORP PCS, INC.


                              ________________________________________
                              By:
                              Title: